SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2007
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-693 (Commission File Number)	36-1063330 (IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of form 8-K in accordance with SEC
Release Nos. 33-8216 and 34-47583.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     On April 24, 2007 Federal Signal Corporation held its previously announced Annual Shareholder Meeting.At this meeting Robert D. Welding, President and Chief Executive Officer reviewed the recent operational and financial performance of the Company, discussed the key priorities for 2007 and reviewed broader growth strategies and key metrics. A copy of the presentation materials is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
99.2 Shareholder Presentation materials dated April, 24 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: April 25, 2007	By:	/s/ Paul Brown
Paul Brown
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.2	Shareholder Presentation materials dated April, 24 2007.